SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

CHINACAST EDUCATION CORPORATION
(Name of Registrant as Specified in Its Charter)
_________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

ChinaCast Education Corporation Provides Clarification of Voting Procedures For Annual Meeting

BEIJING, Dec. 16, 2011 /PRNewswire-Asia-FirstCall/ -- ChinaCast Education Corporation (the "Company" or "ChinaCast") (Nasdaq GS:CAST), a leading post-secondary education and e-learning services provider in China, today reminded stockholders  that its Annual Meeting of Stockholders ("Annual Meeting"), will be held on Wednesday, December 21, 2011, at 9:00 a.m. Beijing Standard Time (local time), which is equivalent to December 20, 2011, at 8:00 p.m. U.S. Eastern Standard Time.  The Company urges all stockholders to vote for all six of the nominees of the ChinaCast Board of Directors.

The Company wishes to clarify for its stockholders the  process by which they may vote for the election of the six directors which have been nominated by the Company and the deadlines by which votes must be received in order to be counted at the Annual Meeting..  All beneficial owners that have received a Voting Instruction Form (VIF) from Broadridge may vote by internet or telephone through Broadridge in accordance with the instructions on the VIF.  A beneficial holder can also mail the VIF to Broadridge but a mailed vote will only be counted if it is received by Broadridge by 4pm EST on December 19, 2011.  Those beneficial holders holding shares in brokerage firms or banks not affiliated with Broadridge and record holders may submit proxies to Advantage Proxy until the date and time of the Annual Meeting by email to ksmith@advantageproxy.com or by fax (206) 870-8492.   A record holder may also mail his or her  blue proxy card to Advantage Proxy at 24925 13th Place South, Des Moines, WA 98198, as directed in the Company’s mailing, but such card  must be  received by no later than by 4pm on December 20, 2011 in order to  be counted at the Annual Meeting.

The Annual Meeting will be held at the Company's offices located at Unit 1005, Golden Tower B2, No. 82 Dongsihuanzhong Road, Chaoyang District, Beijing, People's Republic of China. The telephone numbers for participation at the Annual Meeting are: for those in the United States - the dial in number is 1-888-367-8168; and for those outside of the United States - the dial in number is 1-708-688-4087. The pass code for all participants is 19708274.

Stockholders of record at the close of business on October 24, 2011, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment of the meeting. If you wish to vote shares held in your name and attend the Annual Meeting in person, please register in advance by emailing Advantage Proxy, the Company's proxy solicitor, at ksmith@advantageproxy.com, or by calling (877) 870-8565 (toll-free).

SEC Rule 14a-13(a)(3) requires that companies give 20 business days’ advance notice of the record date to brokers, dealers, voting trustees, banks, associations and other entities that exercise fiduciary powers in nominee names or otherwise, collectively referred to as nominee holders.  The broker searches were commenced on October 19, 2011. The Company’s notices were sent fewer than 20 business days prior to the record date, which did not comply with Rule 14a-13(a)(3), although the Company has confirmed that 100% of the nominee holders were notified of the record date prior to the record date. Since the purpose of Rule 14a-13(a)(3) is to ensure that nominee holders are provided sufficient notice to permit timely distribution of proxy or other meeting materials to all beneficial owners of shares held through nominee holders, the Company believes that this purpose has been satisfied notwithstanding the shortened notice period.

Important Additional Information and Where to Find it

This press release attached hereto may be deemed to be solicitation material in respect of the proposals to be voted upon at the Annual Meeting of Stockholders (“Annual Meeting”) on December 21, 2011 at 9:00 a.m. Beijing Standard Time (which is equivalent to December 20, 2011 at 8:00 p.m. U.S. Eastern Standard Time) described in the Company’s definitive proxy statement on Schedule 14A, filed by the Company on November 15, 2011, as supplemented by a supplement thereto filed by the Company on December 8, 2011 and as further supplemented by a supplement thereto filed by the Company on December 16, 2011.  The Company has filed with, or furnished to the Securities and Exchange Commission (the “SEC”), all relevant materials, including a definitive proxy statement on Schedule 14A, and has mailed the definitive proxy statement on Schedule 14A to its shareholders.  INVESTORS AND SHAREHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH OR FURNISHED TO THE SEC, AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE ANNUAL MEETING AND THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE PROPOSALS TO BE VOTED UPON AT THE ANNUAL MEETING.  This press release is not a substitute for any proxy statement or other filings that may be made with the SEC.  Shareholders are able to obtain copies of the Company’s definitive proxy statement and the supplemental filings thereto by contacting Advantage Proxy by calling +1- (877) 870-8565 (toll-free).  In addition to receiving the Company’s definitive proxy statement and the supplements thereto by mail, shareholders also are able to obtain these documents, as well as other filings containing information about the Company and proposals to be voted upon at the Annual Meeting and related matters, without charge, from the SEC’s website (http://www.sec.gov) or at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549.  In addition, these documents can be obtained, without charge, by contacting the Company at the following address and/or phone number: Suite 08, 20F, One International Financial Centre, 1 Harbour View Street, Central, Hong Kong.

Certain of the Company’s officers and employees may be deemed participants in the solicitation of proxies in respect of the proposals.  Information about the Company’s executive officers and directors can be found in its Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC on March 16, 2011.  Additional information regarding the interests of such potential participants is included in the definitive proxy statement.

About ChinaCast Education Corporation

Established in 1999, ChinaCast Education Corporation is a leading post-secondary education and e-learning services provider in China. The Company provides post-secondary degree and diploma programs through its three fully accredited universities: The Foreign Trade and Business College of Chongqing Normal University located in Chongqing; Lijiang College of Guangxi Normal University located in Guilin; and Hubei Industrial University Business College located in Wuhan. These universities offer four year and three year, career-oriented bachelor's degree and diploma programs in business, finance, economics, law, IT, engineering, hospitality and tourism management, advertising, language studies, art and music.

The Company also provides e-learning services to post-secondary institutions, K-12 schools, government agencies and corporate enterprises via its nationwide satellite broadband network. These services include interactive distance learning applications, multimedia education content delivery and vocational training courses. The Company is listed on the NASDAQ Global Select Market with the ticker symbol CAST.
Safe Harbor Statement

This press release may contain statements that are forward-looking, as that term is defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements express our current expectations or forecasts of possible future results or events, including projections of future performance, statements of management's plans and objectives, future contracts, and forecasts of trends and other matters. These projections, expectations and trends are dependent on certain risks and uncertainties including such factors, among others, as growth in demand for education services, smooth and timely implementation of new training centers and other risk factors listed in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010. Forward-looking statements speak only as of the date of this filing, and we undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur. You can identify these statements by the fact that they do not relate strictly to historic or current facts and often use words such as "anticipate," "estimate," "expect," "believe," "will likely result," "outlook," "project" and other words and expressions of similar meaning. No assurance can be given that the results in any forward-looking statements will be achieved and actual results could be affected by one or more factors, which could cause them to differ materially. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act.

CONTACT:
ChinaCast Education
Michael J. Santos, President-International
+1-347-788-0030
mjsantos@chinacasteducation.com

MZ Group
Ted Haberfield, President
MZ North America, IR
+1-760-755-2716
thaberfield@hcinternational.net